UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2025

Alpha Cognition Inc.

(Exact name of registrant as specified in its charter)

British Columbia	001-42403	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1452 Hughes Rd., Ste 200 Grapevine, Texas	76051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 604-564-9244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Shares, no par value	ACOG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2025, at the annual meeting of stockholders of Alpha Cognition Inc. (the “Company”), the stockholders approved the adoption of the new 2025 Stock Incentive Plan (the “2025 Stock Incentive Plan”). The 2025 Stock Incentive Plan authorizes the compensation committee of the Board or such other committee designated by the Board to administer the 2025 Stock Incentive Plan to provide equity based compensation in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, or other stock-based awards. A more detailed description of the 2025 Stock Incentive Plan is contained in the Company’s definitive proxy statement of Schedule 14A as filed with the Commission on April 30, 2025 under the heading “5. Adoption of the Company’s 2025 Stock and Incentive Plan”, which description of the 2025 Stock Incentive Plan is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2025 annual meeting of stockholders on June 19, 2025 (the “Meeting”). The Meeting was held in person at the Company’s principal executive offices located at 1452 Hughes Rd., Ste. 200, Grapevine, Texas 76051.

As of the record date, April 22, 2025, there were a total of 16,019,787 shares of common stock issued and outstanding, no restricted shares of common stock issued and outstanding, and 316,655 preferred shares of common stock issued and outstanding and entitled to vote at the Meeting. At the Meeting, 8,404,660 shares of common stock and preferred shares of common stock were represented in person or by proxy; therefore, a quorum was present. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 – Number of Directors

To set the number of directors that constitutes the board of directors (the “Board”) of the Company at six directors:

Votes For	Votes Against	Abstentions	Broker Non Votes
8,401,064	837	2,759	0

Proposal No. 2 - Election of Directors

To elect the following nominees to serve as members of the Company’s Board:

Nominee Name	Votes For	Votes Withheld	Broker Non Votes
Michael McFadden	4,338,110	66	4,066,484
Kenneth Cawkell	4,329,020	9,156	4,066,484
Rajeev ‘Rob’ Bakshi	4,338,108	68	4,066,484
Len Mertz	4,328,740	9,436	4,066,484
Phillip Mertz	4,329,020	9,156	4,066,484
Robert Wills	4,329,020	9,156	4,066,484

Proposal No. 3 - Ratification of Independent Registered Public Accounting Firm

To ratify Manning Elliot LLP as the Company’s independent registered public accounting firm for the fiscal year ending on December 31, 2025:

Votes For	Votes Against	Abstentions	Broker Non Votes
8,402,007	210	2,443	0

Proposal No. 4 – Adoption of 2025 Stock Incentive Plan Proposal

To approve, ratify and confirm the Company’s 2025 Stock and Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non Votes
3,858,186	444,702	35,288	4,066,484

At the Meeting, the number of directors was set to six (6), all nominees for director were elected to office, the ratification of the independent registered public accounting firm was approved and the adoption of the 2025 Stock Incentive Plan was approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA COGNITION INC.

	By:	/s/ Michael McFadden
Michael McFadden
Chief Executive Officer
Dated: June 23, 2025

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